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                                                                   Exhibit 10.9

                         PROMISSORY NOTE


$240,000.00                                    New York, New York
                                               September 30, 1996


          FOR VALUE RECEIVED, PIVOT RULES INC. (the "Maker), a New York corporation with its principal place of business located at 80 West 40th Street, New York, New York 10018, hereby unconditionally promises to pay, in lawful money of the United States, to Edward H. Mank (Lender) at 1430 Massachusetts Avenue, Cambridge, Mass. 02134 the principal sum of TWO HUNDRED FORTY THOUSAND DOLLARS ($240,000.00) together with accrued interest thereon on the unpaid principal amount thereof from time to time outstanding until the said principal sum shall be fully paid, at a rate of interest per annum equal to twelve per cent (12%). Principal and interest shall be payable in ten (10) monthly installments of TWENTY FIVE THOUSAND THREE HUNDRED THIRTY NINE DOLLARS AND SEVENTY CENTS ($25,399.70) with the first payment due on the one month anniversary of the date of this note.

          As collateral security for the obligations of the Maker under this Note, the Maker hereby grants to Lender a second position in inventory and receivables and Kenneth Seiff hereby grants a security interest by pledge in escrow of twenty shares of common stock of the Maker owned by Seiff (the "Shares" or "Collateral"), pursuant to an escrow agreement under which Seiff & Kretz, 645 Madison Avenue, New York, New York 10022 will serve as escrow agent (the "Escrow Agent"). The Shares shall be released from this Escrow Agreement. In the event that Pivot Rules obtains a bridge loan from GKN Securities, Lender agrees to subordinate its position

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to GKN Securities. In this event, Maker may at any time substitute collateral or marketable securities or cash of 125% of equivalent value to the then outstanding debt balance.

          Upon thirty (30) days written notice, the Maker shall have the right to prepay part or all of this Note without payment of any premium or penalty. In the event Kenneth Seiff shall cease to be a full-time employee of the Maker or a successor or affiliate of the Maker (including by reason of the death of Kenneth Seiff), (a "Termination Event"), the Lender shall have the option to require full payment of the note principal balance, without payment of any premium or penalty. The Maker shall provide notice to the Lender within ten
(10) days of the occurrence of a Termination Event which notice shall include a copy of the latest set of "reviewed" financial statements of the Maker. The Lender shall have ten (10) days from receipt of the Maker's notice to exercise Lender's right to require such payment. Upon any note prepayment, Lender shall promptly notify the Escrow Agent and the Collateral shall be returned to Seiff by the Escrow Agent.

          Maker has in excess of $240,000 of insurance on the life of Kenneth Seiff. The proportional amount of this note outstanding at the time of Seiff's death shall be paid to Lender from said life insurance forthwith.

          Notices required to be delivered hereunder shall be sent by registered or certified mail or by hand delivery with receipt acknowledged or by the Express Mail service offered by the United States Post Office and addressed to the parties hereto at the addresses set forth above. Such notice shall be deemed to have been received on the date of hand delivery, next day if by Express Mail or five (5) days after the date of deposit in the United States mail.

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          If the due date of any payment under this Note would otherwise fall on a day which is not a Business Day, such date will be extended to the immediately succeeding Business Day. The term "Business Day" shall mean any day on which commercial banks in the State of New York are not authorized or required to be closed.

          In the event of a payment default not cured within fifteen (15) days after the due date of any installment payment under this Note, the Maker shall pay a default rate of interest at the rate of twelve percent (12%) per annum until such default has been cured. If payment is not made after an additional thirty (30) days, Lender shall have an option to exercise any and all remedies available to him under applicable law.

          This Note shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws principles thereof.

          Any reference to "Lender" herein shall include the legal representatives of Lender; and the term "Maker" as used herein shall include the successors and assigns, if any, of the Maker. Lender shall not assign this
Note in any case without the prior written consent of the Maker.

          IN WITNESS WHEREOF, this Note has been duly executed by the Maker as of the day and year first above written.

                                   PIVOT RULES INC.

                                   By:  /s/ Kenneth Seiff
                                        Name: Kenneth Seiff
                                        Title:Chief Executive Officer


                                   By:  /s/ Kenneth Seiff
                                        Name: Kenneth Seiff


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                                        Individually (solely in the capacity
                                        as pledgor of the shares and not as
                                        guarantor).




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                            EXHIBIT B

                         ESCROW AGREEMENT


     AGREEMENT made this 30th day of September, 1996, by and among Kenneth Seiff ("Seiff") an individual having his principal place of business at the offices of Pivot Rules, Inc. 80 West 40th Street, New York, New York 10018 ("Pivot Rules"), and Edward H. Mank ("Lender") having his principal place of business at 1430 Massachusetts Avenue, Cambridge, Massachusetts 02134, and Seiff &
Kretz, a New York law partnership, having its principal place of business at 645 Madison Avenue, New York, New York 10022 (the "Escrow Agent").

                      W I T N E S S E T H :

     WHEREAS, Seiff has agreed to place in escrow as collateral, for a loan being extended on the date hereof from Lender to Pivot Rules, a total of twenty shares of common stock of Pivot Rules, Inc. owned by Seiff (the "Shares") pursuant to the terms set forth in the Promissory Note annexed hereto; and

     WHEREAS, Seiff and the Lender have agreed to the appointment of Seiff & Kretz as Escrow Agent in connection with the transaction described in the annexed Promissory Note, and the Escrow Agent is willing to act as such upon the terms and subject to the conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained; the parties hereby agree as follows:

     1. Delivery of the Shares to Escrow Agent. Upon the execution of the annexed Promissory Note and the payment of the amount of $240,000 to Pivot Rules by the Lender, Seiff shall deliver to the Escrow Agent 20 Shares, represented by Certificate No. 33, which has been


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duly endorsed in blank. From time to time, Seiff and Lender, acting as one, may instruct Escrow Agent by written notice to release Shares from Escrow.

     2. Rights, Duties and Responsibilities of Escrow Agent. It is understood and agreed that the duties of the Escrow Agent are purely ministerial in nature, and that:

          2.1 The Escrow Agent shall not be responsible for or be required to endorse any of the terms or conditions of any agreement between the Lender and Seiff nor shall the Escrow Agent be responsible for the performance of the Lender, Seiff or Pivot Rules of their respective obligations under any agreement or otherwise.

          2.2 The Escrow Agent shall be entitled to rely upon the accuracy, act in reliance upon the contents, and assume the genuineness, of any notice, instruction, certificate, signature, instrument or document which is given to the Escrow Agent pursuant to this Agreement without the necessity of the Escrow Agent verifying the truth or accuracy thereof. The Escrow Agent shall not be obligated to make any inquiry as to the authority, capacity, existence or identity of any person purporting to give any such notice or instruction or to execute any such certificate, instrument or document.

          2.3 In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions with respect to the Shares which, in its sole determination, are in conflict either with other instructions received by it or with any provision of this Agreement, it shall be required to hold the Shares, or a portion thereof, pending the resolution of such uncertainty to the Escrow Agent's sole satisfaction, by final judgment of a court or courts of competent jurisdiction or otherwise; or the Escrow Agent, at it sole option may deposit the Shares with the Clerk of court of competent jurisdiction in a proceeding to which all


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parties in interest are joined. Upon the deposit by the Escrow Agent of the
Shares with the Clerk of any court, the Escrow Agent shall be relieved of all further obligations and released from all liability hereunder.

          2.4 The Escrow Agent will use its best efforts to cause all actions required or permitted to be performed by the Escrow Agent hereunder to be carried out on behalf of the Escrow Agent by Eric A. Seiff, Esq. or, to the extent that this is not feasible, by an employee of the Escrow Agent designated in writing by said Eric A. Seiff.

          2.5 The Escrow Agent shall not be liable for any action taken or omitted hereunder, nor for the misconduct of any employee, agent or attorney appointed by it, except in the case of willful misconduct. The Escrow Agent shall be entitled to consult with counsel of its own choosing and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

          2.6 Promptly upon receipt thereof by the Escrow Agent, the Escrow Agent will transmit to Seiff, the Lender or to any other person designated by Seiff or the Lender, information regarding the status of the Shares, or any transaction with respect thereto.

     3.   Amendment; Resignation/Replacement of Escrow Agent.

          3.1 This Agreement may be altered or amended only with the unanimous written consent of Seiff, the Lender, and the Escrow Agent.

          3.2 The Escrow Agent may resign for any reason upon ten (10) business days' written notice to the Lender and Pivot Rules. Should the Escrow Agent resign as herein provided, its only duty shall be to hold the Shares for a period of not more than ten (10) business days following the effective date of such resignation, at which time (a) if a successor escrow agent


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shall have been appointed and written notice thereof (including the name and address of such successor escrow agent) shall have been given to the resigning Escrow Agent by the Lender, Seiff and such escrow agent, then the resigning Escrow Agent shall deliver to the successor escrow agent the Shares, less any portion thereof previously transferred in accordance with this Agreement; or
(b) if the resigning Escrow Agent has not received written notice signed by the Lender, Seiff and a successor escrow agent, then the resigning Escrow Agent shall promptly dispose of the Shares in accordance with Section 2.3 hereof; whereupon, in either case, the Escrow Agent shall be relieved of all further obligations and released from all liability under this Agreement.

          3.3 Within three (3) business days after receipt by the Escrow Agent of a notice signed by both Pivot Rules and the Lender, which notice shall designate a successor escrow agent and shall be signed by such successor escrow agent to signify that such successor escrow agent is ready, willing and able to assume the duties of Escrow Agent under this Agreement, the Escrow Agent shall do all things necessary to transfer the Shares to such successor escrow agent and to enable such successor escrow agent to perform all of the duties of Escrow Agent hereunder.

     4. Representations and Warranties. Pivot Rules hereby represents and warrants to the Escrow Agent that:

          4.1 No party other than the parties hereto have, or shall have, any lien, claim or security interest in the Shares or any part thereof.

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          4.2 No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Shares or any part thereof.

     Pivot Rules and Lender hereby represent and warrant that:

          4.3 Because Eric A. Seiff has in the past represented each of the parties hereto, said parties agree and acknowledge that they have not relied upon him or his law firm in any way concerning this agreement or the annexed Promissory Note and that accordingly they have obtained their own independent counsel.

     5. Fees and Expenses. Pivot Rules agrees to reimburse the Escrow Agent for any reasonable expenses incurred in connection with this Agreement, including, but not limited to, reasonable counsel fees.

     6.   Indemnification and Contribution.

          6.1 Pivot Rules and Ken Seiff (referred to jointly as the "Indemnitors") agree, jointly and severally, to indemnify the Escrow Agent and its employees and agents (jointly and severally the "Indemnitee") against, and hold them harmless of and from, any and all loss, liability, cost, damage and expense, including without limitation, reasonable counsel fees, which the Indemnitee may suffer or incur by reason of any action, claim or proceeding brought against the Indemnitee arising out of or relating in any way to this Agreement or any transaction to which this Agreement relates, unless such action, claim or proceeding is the result of the willful misconduct of the Indemnitee.

          6.2 If the indemnification provided for in this Section 6 is applicable, but for any reason is held to be unavailable, the Indemnitors shall pay or reimburse the Indemnitee for the


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aggregate of any and all losses, liabilities, costs, damages and expenses, including counsel fees, actually incurred by the Indemnitee as a result of or in connection with, and any amount paid in settlement of, any action, claim or proceeding arising out of or relating in any way to any actions or omissions of the Indemnitors.

          6.3 The provisions of this Section 6 shall survive any termination of this Agreement, whether by release and delivery of the Shares, resignation of the Escrow Agent or otherwise.

     7. Governing Law and Assignment. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that any assignment or transfer by any party of its rights under this Agreement or with respect to the Shares shall be void as against the Escrow Agent unless:

               a.   written notice thereof shall be given to the Escrow Agent;
                    and

               b. the Escrow Agent shall have consented in writing to such assignment or transfer.

     8. Notices. All notices required to be given in connection with this Agreement shall be sent by registered or certified mail, return receipt requested, or by hand delivery with receipt acknowledged, or by the Express Mail service offered by the United States Post Office, and addressed to the addressee at his, her or its address above.

     9. Severability. If any provision of this Agreement or the application thereof to any person or circumstances shall be determined to be invalid or unenforceable, the remaining provisions of this Agreement or the application of such provision to persons or circumstances


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other than those to which it is held invalid or unenforceable shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

     10. Execution in Several Counterparts. This Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

     11.  Entire Agreement.   This Agreement constitutes the entire agreement
between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings (written or oral) of the parties in connection herewith.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.
                                   PIVOT RULES INC.

                                   By:  /s/ Kenneth Seiff
                                        -----------------------------------
                                        Name: Kenneth Seiff
                                        Title: Chief Executive Officer


                                   By:  /s/ Kenneth Seiff
                                        -----------------------------------
                                        Name: Kenneth Seiff
                                        Individually (solely in the capacity
                                        as pledgor of the shares and not as
                                        guarantor).


                                   By:  /s/ Edward H. Mank
                                       -----------------------------------
                                        Edward H. Mank


                                   By:  /s/  Seiff & Kreitz
                                       -----------------------------------
                                        Seiff & Kreitz

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